ADVISORSHARES TRUST

AdvisorShares KIM Korea EQUITY ETF

NYSE Arca ticker: KOR

Supplement dated April 26, 2018 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2017

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the AdvisorShares KIM Korea Equity ETF (the “Fund”) and should be read in conjunction with those documents.

Effective immediately, the following changes will be made with respect to two of the Fund’s fundamental investment policies:

1.	Eliminate the Fund’s diversification policy, thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company; and

2.	Change the Fund’s concentration policy to state that it will concentrate in the Semiconductors and Semiconductor Equipment Industry.

These changes are being made to provide the Fund’s portfolio managers the flexibility to invest a greater portion of the Fund’s portfolio in specific securities in the Korean information technology sector. On February 13, 2018, the Trust’s Board of Trustees approved the changes to the two fundamental investment policies and shareholders of record approved the changes at a special meeting held today. The information in the Fund’s summary prospectus, prospectus, and SAI is hereby supplemented and revised in accordance with the information provided below.

Elimination of Diversification Policy

Previously, the Fund had been classified as a diversified investment company and, therefore, pursuant to the diversification requirements of the Investment Company Act of 1940 (the “1940 Act”), the Fund has had a fundamental investment policy stating that, with respect to 75% of its total assets, it may not (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The change in classification is intended to provide the Fund’s portfolio managers the flexibility to invest a greater portion of the Fund’s portfolio in specific securities in the information technology sector as reflected on the Korea Exchange. As a diversified investment company, the Fund could not limit the number of securities holdings sufficiently to fully implement the Sub-Adviser’s desired portfolio management investment decisions. As a non-diversified investment company, the Fund will be able to invest a greater percentage of its assets in a particular issuer and hold a smaller number of portfolio securities. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.

Change to Concentration Policy

Previously, the Fund’s concentration policy stated that the Fund may not:

Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. A Fund will not invest 25% or more of its total assets in any investment company that so concentrates.

The new concentration policy states that the Fund may not:

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries except that the Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of issuers in the Semiconductors and Semiconductor Equipment Industry. (The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies; however, the Fund will not invest more than 25% of its total assets in any investment company that so concentrates.)

For purposes of both the previous and new policies, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

The change to the concentration policy is intended to provide the Fund’s portfolio managers the flexibility to invest a greater portion of the Fund’s portfolio in specific securities in the information technology sector as reflected on the Korea Exchange. Previously, the Fund could not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. Because the Korea Exchange has a high number of companies in the information technology sector, particularly in the Semiconductors and Semiconductor Equipment Industry, the Sub-Adviser was limited by the Fund’s previous concentration policy and could not fully implement its desired portfolio management investment decisions for the Fund.

To the extent the Fund concentrates in a particular industry or group of industries, financial, economic, business, and other developments affecting issuers in that industry or group of industries will have a greater effect on the Fund than if it did not concentrate. Companies in the Semiconductors and Semiconductor Equipment Industry rely heavily on technology. The prices of the securities of companies in that industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision may also affect companies in the industry.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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